Exhibit 13.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 1992 AND
SECTION 1350 OF 18 U.S.C. 63.


I, Anthony Korculanic, the Chief Financial Officer of Digital Rooster.com, Ltd.
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hereby certify that Digital Rooster.com, Ltd.'s periodic report on Form 20-F and
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the financial statements contained therein, of which this certification is Exhibit Number 13.2, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the periodic report on Form 20-F and the financial
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statements contained therein fairly represents, in all material respects, the financial condition and results of the operations of Digital Rooster.com, Ltd.
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Date:     October 15, 2003
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                                              /s/ Anthony Korculanic
                                              Chief Financial Officer of
                                              Digital Rooster.com, Ltd.